Exhibit 10.9.1

EXECUTION

AMENDMENT NO. 1

TO MASTER REPURCHASE AGREEMENT

Amendment No. 1, dated as of March 17, 2014 (this “Amendment”), among UBS Real Estates Securities Inc. (the “Buyer”), RAIT CRE Conduit II, LLC (the “Seller”) and RAIT Financial Trust (“Guarantor”).

RECITALS

The Buyer, Seller and Guarantor are parties to (a) that certain Master Repurchase Agreement, dated as of January 24, 2014 (as amended from time to time, the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of January 24, 2014 (as amended from time to time, the “Pricing Letter”). The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Program Guaranty”), dated as of January 24, 2014, made by Guarantor in favor of the Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and the Program Guaranty, as applicable.

The Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Program Guaranty on the date hereof.

Accordingly, the Buyer, Seller and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Transaction Request and Confirmation. The Existing Repurchase Agreement is hereby amended by deleting Exhibit F in its entirety and replacing it with Schedule 1 hereto.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a) this Amendment, executed and delivered by duly authorized officers of the Buyer, Seller and Guarantor; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 4. Representations and Warranties. Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 11 of the Repurchase Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER PARTY SHALL BE GOVERNED BY E-SIGN.

SECTION 9. Reaffirmation of Program Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Program Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Program Guaranty and (iii) acknowledges and agrees that such Program Guaranty is and shall continue to be in full force and effect.

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[SIGNATURE PAGE FOLLOWS]

3

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:	/s/ Jackson Sastri

	Name:	Jackson Sastri
	Title:	Director

By:	/s/ Siho Ham

	Name:	Siho Ham
	Title:	Director

RAIT CRE CONDUIT II, LLC, as Seller

By:	RAIT Partnership, L.P., its sole member and manager

By:	RAIT General, Inc., its sole general partner

By:
Name:
Title:

RAIT FINANCIAL TRUST, as Guarantor

By:
Name:
Title:

Signature Page to Amendment No. 1 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

UBS REAL ESTATE SECURITIES INC., as Buyer

By:
Name:
Title:

By:
Name:
Title:

RAIT CRE CONDUIT II, LLC, as Seller

By:	RAIT Partnership, L.P., its sole member and manager

By:	RAIT General, Inc., its sole general partner

By:	/s/ Kenneth R. Frappier

	Name:	Kenneth R. Frappier
	Title:	Executive Vice President

RAIT FINANCIAL TRUST, as Guarantor

By:	/s/ Kenneth R. Frappier

	Name:	Kenneth R. Frappier
	Title:	Executive Vice President

Signature Page to Amendment No. 1 to Master Repurchase Agreement

SCHEDULE 1 TO AMENDMENT NO. 1

EXHIBIT F

FORM OF TRANSACTION REQUEST AND CONFIRMATION

            , 2014

UBS Real Estate Securities Inc.

1285 Avenue of the Americas, 8th Floor

New York, New York 10019

Attention: David Schell

Re:	Master Repurchase Agreement, dated as of January 24, 2014 (the “Repurchase Agreement”), among RAIT CRE Conduit II, LLC (“Seller”), RAIT Financial Trust (“Guarantor”) and UBS Real Estate Securities Inc. (the “Buyer”).

Eligible Asset:

Original Principal Amount of Note:

Purchase Price:

Ladies and Gentlemen:

Pursuant to the Agreement, Seller hereby requests that Buyer enter into a Transaction to purchase the Eligible Assets listed on the Asset Schedule attached hereto as Annex 1 in accordance with the Agreement.

In connection with this Transaction Request and Confirmation, the undersigned hereby certifies that: (i) each of the Transaction conditions precedent set forth in Section 3 of the Agreement has been satisfied as of the date hereof, or will be satisfied on the proposed Purchase Date (other than the conditions precedent set forth in clauses (i), (vii), (xi) and (xii) of Section 3(b) of the Agreement); (ii) attached hereto as Annex 2 is the Purchase Closing Statement for the Eligible Asset; and (iii) attached hereto is (x) the Summary Diligence Materials relating to the Eligible Asset described on Annex 3 hereto, and (y) with respect to the Eligible Asset, an Asset Schedule attached hereto as Annex 1.

With respect to the representations and warranties of Seller made pursuant to Section 11 of the Agreement and Schedule 1 thereto, Seller hereby informs Buyer of the exceptions to such representations and warranties, if any, set forth on the Schedule of Exceptions, attached as Annex 4 hereto.

Seller hereby acknowledges that this Transaction Request and Confirmation shall not be binding upon Buyer unless and until Buyer has countersigned this Transaction Request and Confirmation and delivered it to Seller.

Exh. F-1

Buyer confirms its agreement to enter into a Transaction to purchase the Eligible Assets which are Purchased Assets listed in Annex I hereto in accordance with the terms listed in Annex I, pursuant to the Master Repurchase Agreement among Buyer, Seller and Guarantor, dated as of January 24, 2014 (the “Agreement”).

[TO BE USED IF PRODUCTS ADDED: From and after the date hereof, all references to the representations and warranties set forth on Schedule 1 to the Agreement with respect to [Product Name] (but only [Product Name] and no other Approved Products shall be deemed modified as follows:

[Insert any changes to the applicable Product]

From and after the date hereof, all references to the following definitions set forth in the Agreement with respect to [Product Name] (but only as to [Product Name] and no other Approved Products) shall be deemed modified as follows:

[Insert any changes for the applicable Product]]

Exh. F-2

All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Agreement. The Agreement is incorporated by reference into this Transaction Request and Confirmation, and is made a part hereof as if it were fully set forth herein and as evidenced hereby until all amounts due in connection with this Transaction are paid in full.

RAIT CRE CONDUIT II, LLC,
a Delaware limited liability company, as Seller

By:	RAIT Partnership, L.P., a Delaware limited partnership, its sole member and manager

By:	RAIT General, Inc., a Maryland corporation, its general partner

By:
Name:
Title:

Exh. F-3

Buyer hereby agrees to purchase the Eligible Assets set forth in this Transaction Request and Confirmation pursuant to the provisions of the Agreement and the terms hereof.

With respect to the representations and warranties of Seller made pursuant to Section 11 of the Agreement and Schedule 1 thereto, Buyer hereby acknowledges and consents to the exceptions to such representations and warranties, if any.

Agreed and Accepted:

UBS REAL ESTATE SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

Exh. F-4

Annex 1 to Exhibit F

ASSET SCHEDULE1

Property Summary
Loan Name	City	State	# of Prop	Property Type	Property Size	Unit of Measure

Loan Amounts				NCF Dates
Loan Name	Warehoused Debt	RAIT Loan Amount	UBS Allocated Loan Amt	Note Date	RAIT Update	RAIT NCF at Origination	RAIT NCF Updated	UBS NCF at Repo Fin

[1]	Any Asset Schedule attached electronically to any Transaction Request and Confirmation shall be attached as a “pdf” file.

Annex 1 to Exhibit F

DSCR/DY Summary
Loan Name	UBS Update DSC	RAIT at Close DSCR	RAIT Update DSCR	UBS at Repo Fin DSCR	Facility Minimum	Cushion	DY on Senior Debt	65% Adv. Rate DY	DY to RAIT Last Dollar	Facility Minimum	Cushion

LTV/LTC Summary
Loan Name	UBS Updated LTV	RAIT at Close LTV	UBS at Close LTV	Facility Maximum	Cushion	UBS Last $ Out LTV	LTC RAIT Debt Positon	Loan Purpose

Annex 1 to Exhibit F

Annex 2 to Exhibit F

PURCHASE CLOSING STATEMENT

UBS Real Estate Securities, Inc.

RAIT Facility

Funding Memorandum

To:	U.S. Real Estate Finance Group

From:	RAIT CRE Conduit II LLC

Date:	[ ]

Subject:	[ASSET NAME]

Please wire the following:

WIRE I:

Funding for:	Loan Amount			Advance Rate		Advance Amount
[ASSET NAME]	$	[	]	[	]%	$	[	]
Total Advance Amount	$	[	]	[	]%	$	[	]

Expenses						$	[	]

Total Amount of Wire						$	[	]

Wire Instructions

Bank:	TD Bank NA
ABA No.	036001808
Account Name:	RAIT CRE Conduit II LLC
Account No:	4272237673
Ref:	Funding of RAIT Loans
Notify:	Caleb Kuhnmunch (212-243-9043)

Name:
Title:
RAIT CRE Conduit II LLC

Annex 2 to Exhibit F

Annex 3 to Exhibit F

SUMMARY DUE DILIGENCE MATERIALS

For Commercial Mortgage Loans:

1. Underwriting

2. Appraisal

3. Engineering

4. Environmental

5. Current Financial Statements

6. Current Rent Roll

7. Closing Binder

For Participation Interests:

1. Underwriting

2. Appraisal

3. Engineering

4. Environmental

5. Current Financial Statements

6. Current Rent Roll

7. Closing Binder

8. Documents Evidencing Participation Agreement

9. Participation Certificate (if any)

Annex 3 to Exhibit F

Annex 4 to Exhibit F

SCHEDULE OF EXCEPTIONS

Annex 4 to Exhibit F